SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 9, 1999.


                            NETWORKS ELECTRONIC CORP.
               (Exact Name of Registrant as Specified in Charter)


      California                     0-1817                   95-1770469
(State or Other Jurisdiction      (Commission                (IRS Employer
   of Incorporation)              File Number)             Identification No.)


                               9750 DeSoto Avenue
                          Chatsworth, California 91311
                    (Address of Principal Executive Offices)

                                 (818) 341-0440
                         (Registrant's Telephone Number)

                                      None
                           (Former Name of Registrant)


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ITEM 5. OTHER INFORMATION

     (a) On September 9, 1999, the Mihai D. Patrichi Trust, David Wachtel, Ileana Wachtel, Radu Patrichi and Rodica Patrichi (collectively, the "Selling Shareholders") sold all of their shares of common stock of Networks Electronic Corp. to NE Holdco Corp., a Delaware corporation, pursuant to the terms of a Stock Purchase Agreement entered into among the Selling Shareholders and NE Holdco Corp. on July 16, 1999. As of September 9, 1999, NE Holdco Corp. was the holder of approximately 53% of the outstanding shares of Networks Electronic Corp.'s common stock.


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                                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 22, 1999                          NETWORKS ELECTRONIC CORP.



                                    By:     /s/ DAVID WACHTEL
                                       ----------------------------------------
                                            David Wachtel
                                            Chief Executive Officer